UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported):
October 19, 2020

ROSS STORES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-14678	94-1390387
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

5130 Hacienda Drive, Dublin, California 94568
(Address of principal executive offices)

Registrant's telephone number, including area code:
(925) 965-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $.01	ROST	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Issuance of $1,000,000,000 Aggregate Principal Amount of Senior Notes

On October 21, 2020, Ross Stores, Inc. (the “Company”) issued $1,000,000,000 aggregate principal amount of unsecured senior notes, comprised of: $500,000,000 aggregate principal amount of the Company’s 0.875% Senior Notes due 2026 (the “2026 Notes”) and $500,000,000 aggregate principal amount of the Company’s 1.875% Senior Notes due 2031 (the “2031 Notes” and, together with the 2026 Notes, the “Notes”) in an underwritten public offering. The Notes were offered by the Company pursuant to its effective shelf registration statement on Form S-3 (Registration No. 333‑237546) and a related prospectus supplement and prospectus filed with the Securities and Exchange Commission.

The Notes were issued pursuant to an Indenture, dated as of September 18, 2014 (the “Indenture”), by and between the Company and U.S. Bank National Association, as trustee, as supplemented and amended by an Officers’ Certificate establishing the aggregate amounts, terms and forms of the Notes, dated October 21, 2020 (the “Officers’ Certificate”). On October 19, 2020, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC and BofA Securities, Inc., as representatives of the underwriters named therein, with respect to the Company’s issuance and sale of the Notes.

Interest on the Notes is payable semi-annually in arrears on April 15 and October 15 of each year, beginning on April 15, 2021. The 2026 Notes will mature on April 15, 2026, and the 2031 Notes will mature on April 15, 2031.

The public offering prices of the Notes were (i) 99.436% of the principal amount for the 2026 Notes, and (ii) 99.631% of the principal amount for the 2031 Notes. The Company received net proceeds of approximately $987.2 million from the offering of the Notes, after deducting the underwriting discount and estimated offering expenses. The Company used the net proceeds from the offering of the Notes to fund the purchase of the Tender Offer Notes pursuant to the Tender Offers, as described below.

The foregoing descriptions of the Underwriting Agreement, the Indenture, and the Notes are qualified in their entirety by reference to the complete terms and conditions of the Underwriting Agreement, the Indenture, the Officer’s Certificate and the form of each of the Notes, which are filed herewith as Exhibits 1.1, 4.1, 4.2, 4.3 and 4.4, respectively, and are incorporated herein by reference. In connection with the issuance of the Notes, DLA Piper LLP (US) provided the Company with the legal opinion attached to this Current Report on Form 8-K as Exhibit 5.1.

Early Settlement of Tender Offers

On October 22, 2020, the Company completed the early settlement (the “Early Settlement”) of its pending tender offers (the “Tender Offers”) to purchase for cash up to an aggregate amount of the following series of its senior notes, in acceptance priority level order (collectively, the “Tender Offer Notes”), for which the aggregate amount payable upon settlement (exclusive of accrued and unpaid interest) for all of the purchased notes would not exceed $1,000,000,000 (the “Aggregate Tender Cap”): 5.450% Senior Notes due 2050 (“2050 Notes”); 4.800% Senior Notes due 2030 (“2030 Notes”); 4.700% Senior Notes due 2027 (“2027 Notes”); 4.600% Senior Notes due 2025 (“2025 Notes”); and 3.375% Senior Notes due 2024 (“2024 Notes”). At the Early Settlement, the Company accepted and purchased $350,728,000 in aggregate principal amount of 2050 Notes (the full amount tendered), $266,067,000 in aggregate principal amount of 2030 Notes (the full amount tendered), and $158,214,000 in aggregate principal amount of 2027 Notes (approximately 81.7% of the amount tendered). The Company accepted none of the tendered 2025 Notes or 2024 Notes. After the Early Settlement, the following aggregate principal amounts of the Tender Offer Notes remain outstanding: $149,272,000 of 2050 Notes; $133,933,000 of 2030 Notes; $241,786,000 of 2027 Notes; $700,000,000 of 2025 Notes; and $250,000,000 of 2024 Notes.

The Company used the net proceeds from the offering of the 2026 Notes and 2031 Notes, described above, to fund the purchase of the Tender Offer Notes at the Early Settlement. The aggregate total consideration paid to purchase the Tender Offer Notes at Early Settlement was approximately $999,998,614 (exclusive of accrued and unpaid interest).

The Tender Offers are made pursuant to an Offer to Purchase, dated October 1, 2020 (as amended or supplemented from time to time), which sets forth the terms and conditions of the Tender Offers. The Tender Offers will expire at 11:59 p.m., New York City time, on October 29, 2020, or, in each case, any other date and time to which the Company extends the applicable Tender Offer, unless earlier terminated. Subject to applicable law, the Company may amend, extend or terminate the Tender Offers. Because the aggregate amount of Tender Offer Notes accepted for purchase upon the Early Settlement reached the

Aggregate Tender Cap, the Company does not expect to accept or purchase any additional Tender Offer Notes in the Tender Offers.

Announcements Relating to the Tender Offers and Notes Offering

On October 20, 2020, the Company announced the expected settlement date and the anticipated total consideration to be paid per $1,000 principal amount of each series of Tender Offer Notes validly tendered and accepted for purchase at the anticipated Early Settlement pursuant to the applicable Tender Offer, determined in the manner described in the Offer to Purchase and as set forth in the table included in the press release.

On October 22, 2020, the Company announced the closing of the Notes offering and the completion of the early settlement of the Tender Offers.

The full text of the Company’s press releases are attached hereto as Exhibit 99.1 and Exhibit 99.2, which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description

1.1
Underwriting Agreement, dated as of October 19, 2020, by and among Ross Stores, Inc., J.P. Morgan Securities LLC and BofA Securities, Inc., as representatives of the several underwriters named therein.

4.1
Indenture, dated as of September 18, 2014, between Ross Stores, Inc. and U.S. Bank National Association, incorporated by reference to Exhibit 4.1 to the Form 8-K filed by Ross Stores, Inc. on September 18, 2014.

4.2	Officers’ Certificate, dated as of October 21, 2020 establishing the aggregate amounts, terms and forms of the Notes.

4.3	Form of the 0.875% Senior Notes Due 2026 (included in Exhibit 4.2).

4.4	Form of the 1.875% Senior Notes Due 2031 (included in Exhibit 4.2).

5.1	Opinion of DLA Piper LLP (US).

23.1	Consent of DLA Piper LLP (US) (included in the opinion filed as Exhibit 5.1).

99.1	October 20, 2020 Press Release by Ross Stores, Inc.

99.2	October 22, 2020 Press Release by Ross Stores, Inc.

104	Cover Page Interactive Data File. (The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2020

ROSS STORES, INC.
Registrant

By:	/s/Travis R. Marquette
Travis R. Marquette
Group Senior Vice President and Chief Financial
Officer, and Principal Accounting Officer

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